UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

SMG INDIUM RESOURCES LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400 Newton, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
  (215) 809-2039

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

As of May 19, 2011, SMG Indium Resources, Ltd. (the “Company”) has purchased and taken delivery of approximately 4 metric tons of indium ingots of Chinese and South Korean origin in a secure third-party storage facility located in Rotterdam. Further, the Company has committed to purchase, at a fixed price, an additional 4 metric tons of indium ingots to be delivered at later dates.  The average purchase price of the approximate 8 metric tons of indium was $791 per kilogram and represents approximately 33% of the funds the Company is required to expend on the purchase of indium from its initial public offering that closed on May 10, 2011.

 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2011	SMG INDIUM RESOURCES LTD.

By: /s/ Alan C. Benjamin Name: Alan C. Benjamin Title: Chief Executive Officer